As filed with the Securities and Exchange Commission on February 29, 2000.

                                         1933 Act Registration File No. 33-30975
                                                      1940 Act File No. 811-5875

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X_/
                Pre-Effective Amendment No.    ___               /___/
                Post-Effective Amendment No.   13                /_X_/

                                        and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                Amendment No.                  15                /_X_/


                        THE CROWLEY PORTFOLIO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                   3201-B Millcreek Road, Wilmington, DE 19808
               (Address of Principal Executive Offices) (Zip Code)


  Registrant's Telephone Number, including Area Code: (302) 994-4700

    Robert A. Crowley, President    Copy to:
    The Crowley Portfolio Group,    Bruce G. Leto, Esq.
    Inc.                            Stradley, Ronon, Stevens & Young,
    3201-B Millcreek Road           LLP
    Wilmington, DE 19808            2600 One Commerce Square
    (Name and Address of Agent for  Philadelphia, PA 19103-7098
    Service)

    It is proposed that this filing will become  effective
    /_X_/ immediately upon filing  pursuant  to  paragraph  (b)
    /___/ on  (_____________)  pursuant  to  paragraph (b)
    /___/ 60 days after filing pursuant to paragraph  (a)(1)
    /___/ on (date) pursuant to paragraph  (a)(1)
    /___/ 75 days after filing pursuant to paragraph (a)(2)
    /___/ on  (_____________)  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    /___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        THE CROWLEY PORTFOLIO GROUP, INC.

                                   PROSPECTUS
                               February 29, 2000


THE CROWLEY INCOME PORTFOLIO Investing to maximize current income, consistent with prudent risk

THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO Investing to achieve a high total return, consistent with reasonable risk




                        THE CROWLEY PORTFOLIO GROUP, INC.
                              3201-B Millcreek Road
                              Wilmington, DE 19808
                                 (302) 994-4700


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                     Page

SUMMARY OF THE FUND..................................................3
   Investment Objectives and Strategies..............................3
   Principal Investment Risks........................................4

PAST PERFORMANCE.....................................................5
   The Crowley Income Portfolio......................................5
   The Crowley Diversified Management Portfolio......................6

FEES AND EXPENSES OF THE PORTFOLIOS..................................7

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..........................8
   The Crowley Income Portfolio......................................8
   The Crowley Diversified Management Portfolio......................9

INVESTMENT OBJECTIVES AND POLICIES..................................11
   The Crowley Income Portfolio.....................................11
   The Crowley Diversified Management Portfolio.....................12

MAIN RISKS..........................................................14
   Lower-Rated, High Risk Securities................................14
   Risks of Investing in Other Investment Companies.................14
   Underlying Funds.................................................15
      Illiquid and Restricted Securities............................15
      Foreign Securities............................................15
      Foreign Currency Transactions.................................15
      Industry Concentration........................................15
      Loans Of Portfolio Securities.................................15
      Short Sales...................................................15
      Risk Factors Regarding Options, Futures and Options on Futures16
      Leverage Through Borrowing....................................16
   Year 2000 Issues.................................................16

MANAGEMENT OF THE FUND..............................................16
   Investment Advisor...............................................16
   Portfolio Manager................................................17

GENERAL OPERATIONS..................................................18

SHAREHOLDERS'INFORMATION............................................18
   Pricing of Portfolio Shares......................................18
   Purchasing Shares................................................19
      Purchase Price................................................19
      Minimum Investments...........................................19
      How to Purchase Shares........................................19
   Redeeming Shares.................................................19
   Redemption Requirements..........................................20
   When Signature Guarantees Are Required...........................20
   Redemptions In-Kind..............................................21

SPECIAL PLANS.......................................................21
   Retirement Plans.................................................21
   Exchange Privilege...............................................21

DIVIDENDS, DISTRIBUTIONS AND TAXES..................................21

FINANCIAL HIGHLIGHTS................................................23
   The Crowley Income Portfolio.....................................23
   The Crowley Diversified Management Portfolio.....................24

ADDITIONAL INFORMATION..............................................25

                        THE CROWLEY PORTFOLIO GROUP, INC.

                               SUMMARY OF THE FUND

The Crowley Portfolio Group, Inc. ("Fund") currently offers two portfolios -- The Crowley Income Portfolio and The Crowley Diversified Management Portfolio. Each portfolio operates as a separate mutual fund and has its own investment objective and policies. There is no assurance that a portfolio will achieve its objective

Investment Objectives and Strategies.

THE CROWLEY INCOME PORTFOLIO

Objective: The objective of The Crowley Income Portfolio (the "Portfolio") is to maximize current income, consistent with prudent risk.

Strategy: The Portfolio invests primarily in a diversified portfolio of fixed-income securities. The Portfolio also may invest its assets in all classes of securities including dividend paying common stocks which it believes have better income potential than fixed-income securities. The Investment Advisor selects the Portfolio's diversified group of securities for their high yields relative to risk involved. The investment advisor analyzes trends in economic and market conditions by using a variety of technical and fundamental indicators. The trends are determined by the Investment Advisor's judgment in light of current and past general economic and market conditions. Some of the factors used in the analysis include: the direction of interest rates, trends in yields, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages.

Fixed-income securities are more dependent upon interest rate movements than are stocks. When a general rising trend in the fixed-income market is identified, the Portfolio will position itself in fixed-income securities. If a general rising trend is identified in both the fixed-income market and the equity market, the Portfolio will position itself in fixed-income securities, preferred stocks, and high dividend paying stocks. The Portfolio's policy is to invest in fixed-income securities which are short to intermediate term (generally 1 to 10 years) when interest rates are historically lower and intermediate to long term (generally 10 to 15 years) when interest rates are historically higher. It is generally expected that the range of maturities of obligations to be held by the Portfolio will be intermediate to long-term (approximately 10 to 15 years). The Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment-grade or lower (rated Baa or lower by Moody's, or BBB or lower by S&P, or are of comparable quality) (securities rated below Baa or BBB are commonly referred to as high-yield or "junk bonds").

THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO

Objective: The objective of The Crowley Diversified Management Portfolio (the "Portfolio") is high total return consistent with reasonable risk.

Strategy: The Portfolio concentrates (invests 25% and up to 100% of the value of its assets) in shares of other registered investment companies and makes other investments in accordance with its investment policies. The Portfolio uses a variety of investment techniques and analyzes economic and market trends in an effort to generate a high total return. In choosing from among the available investment companies, the Investment Advisor considers among other things, the prior performance of the underlying investment company, its management, its performance in both up and down markets, the current composition of its portfolio and current investment philosophy. To achieve its objective, the Portfolio's holdings may include investments in open-end investment companies (including money market mutual funds), closed-end investment companies, cash, cash equivalents (such as repurchase agreements or certificates of deposit), stocks, bonds and other debt obligations, as well as a variety of option and futures transactions. The Portfolio may invest in investment companies that invest in foreign stocks and bonds and gold and silver mining companies. To further enhance the performance, the Investment Advisor may invest in so-called "sector funds" which, in general, concentrate their assets in one segment of the equity market. At year end, the three categories of investment companies in which the Portfolio was most heavily invested were Growth (31.99%), Growth/Income (18.31%) and Balanced (8.29%).

Principal Investment Risks.

Investing in securities has inherent risks, which could cause you to lose money. Some of the risks in investing in the Portfolios are:

* Stock Market Risk. Stock prices are subject to market, economic and business risks which may influence the value of the stock. Therefore, there is a risk that stock prices may decline in value causing an investor to lose money.

* Management Risk. The Investment Advisor makes all decisions regarding both Portfolios' investments. Therefore, the success of each Portfolio depends on the success of the Investment Advisor in evaluating, selecting, and monitoring each Portfolio's investments. Like all mutual funds, an investment in one of the Portfolios is subject to the risk that the investments chosen by the Investment Advisor may not perform as anticipated.

* Bond Market Risk. The Crowley Income Portfolio primarily invests in bonds. The underlying funds in which The Crowley Diversified Portfolio invests may also invest in bonds. The value of bonds are affected by changes in interest rates. When interest rates rise, bond prices fall (interest-rate risk). Conversely, when interest rates fall, bond prices rise. The length of a bond's maturity generally effects its level of risk and amount of yield. Usually, the longer a bond's maturity, the higher the risk and yield (maturity risk). A bond's value may also be affected by changes in an issuer's financial strength or on changes in the bond's credit rating (credit-quality risk).

* Lower-Rated, High-Risk Fixed-Income Securities. Both Portfolios may invest in lower-rated, high-risk fixed-income securities, which have speculative characteristics. The underlying funds in which The Crowley Diversified Portfolio invests may also invest in these securities. These securities (commonly referred to as "junk bonds") are more sensitive to changes in economic and other conditions. Such changes would more readily affect the issuer's ability to make principal and interest payments than the issuer of higher-rated securities. These securities are subject to greater interest-rate risk and credit-quality risk than higher-rated fixed-income securities. Economic conditions, such as a period of rising interest rates, could adversely affect the market for these securities making it difficult for a Portfolio to sell them (liquidity risk).
      The absence of a market to sell these securities could decrease a Portfolio's share price.

* Expenses of Investing in Investment Companies. The Crowley Diversified Management Portfolio concentrates in the shares of registered investment companies. It is therefore directly affected by their performance. By investing in registered investment companies, the Portfolio indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expenses of operating the Portfolio. The Portfolio's investors indirectly may pay higher total operating expenses and other costs than they might if they owned the underlying investment companies directly.
      The Portfolio has the right to invest in investment companies that impose a sales load or sales charges. Although the Portfolio seeks to minimize such charges, they can reduce the Portfolio's investment results.


                                PAST PERFORMANCE

                          The Crowley Income Portfolio.

The bar chart and table below show the Portfolio's annual return and its long-term performance. The bar chart shows how the Portfolio's return has changed from year to year. The second table shows how the Portfolio's average annual returns for certain periods compare with those of a broad-based securities market index. The Portfolio is compared to the Lehman Brothers Intermediate Government/Corporate Index ("Lehman GC Index"). The bar chart and table assumes that all dividends and capital gain distributions have been reinvested in new shares of the Portfolios. This information indicates the risks of investing in the Portfolio. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

                          THE CROWLEY INCOME PORTFOLIO
                                  TOTAL RETURN

                    FOR EACH CALENDAR YEAR ENDED DECEMBER 31

                           [BAR CHART DEPICTED HERE]

                              1990       9.48%
                              1991      11.36%
                              1992       7.24%
                              1993       9.60%
                              1994      -1.83%
                              1995      10.60%
                              1996       3.04%
                              1997       8.42%
                              1998       7.03%
                              1999      -0.38%


During the ten year period shown in the bar chart, the highest return for a quarter was 4.44% (quarter ending 9/30/91) and the lowest return for a quarter was -1.83% (quarter ending 03/31/94).

     Average Annual Total Returns (for the periods ending December 31, 1999)


                        Past 1 Year     Past 5 years     Past 10 years
                        -----------     ------------     ------------

The Crowley Income      -0.38%          5.67%            6.36%
Portfolio
Lehman GC Index1        -0.53%          6.66%            7.29%

1 The Lehman Brothers Intermediate Government Corporate Index is a duration-weighted-fixed-income index comprised of U.S. Treasury, U.S. agency and U.S. corporate securities with a range of maturities of five to ten years. The index is used as a performance benchmark for fixed income securities portfolios with like duration and diversity.


                  The Crowley Diversified Management Portfolio.

The bar chart and table below show the Portfolio's annual return and its long-term performance. The bar chart shows how the Portfolio's return has changed from year to year. The second table shows how the Portfolio's average annual returns for certain periods compare with those of a broad-based securities market index. The Crowley Diversified Management Portfolio is compared to Standard & Poor's 500 Index (S&P 500 Index). The bar chart and table assumes that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. This information indicates the risks of investing in the Portfolio. Past performance is not necessarily an indication of how the Portfolio will perform in the future.


                  THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO

                                  TOTAL RETURN
                    FOR EACH CALENDAR YEAR ENDED DECEMBER 31

                          [BAR CHART DEPICTED HERE]


                              1996       12.33%
                              1997       12.96%
                              1998        7.86%
                              1999       18.69%


During the four-year period shown in the bar chart, the highest return for a quarter was 15.41% (quarter ending 12/31/99) and the lowest return for a quarter was -13.41% (quarter ending 09/30/98).

     Average Annual Total Return (for the periods ending December 31, 1999)

                                                    Since Inception
                                Past 1 Year         (Apr., 1995)
The Crowley Diversified         18.69%              12.51%
Management Portfolio
Standard & Poor's 500 Index1    21.15%              27.41%

1 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

                       FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment):   None

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

                      The Crowley Income       The Crowley Diversified
                          Portfolio              Management Portfolio

Management Fees            0.60%                        1.00%

Distribution (12b-1)       None                         None
Fees

Other Expenses             0.76%                        0.82%
--------------             ----                         ----
Total Annual Fund          1.36%                        1.82%
Operating Expenses         ====                         ====

* As a percentage of average annual net assets.


Examples

The Examples below are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year      3 Years      5 Years      10 Years
                      ------      -------      -------      --------

The Crowley Income    $138        $431         $745         $1,635
Portfolio

The Crowley           $185        $572         $985         $2,137
Diversified
Management Portfolio

             MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Crowley Income Portfolio.

The line graph depicted below for The Crowley Income Portfolio illustrates the performance of $10,000 in the Portfolio from inception on November 30, 1989 as compared to a broad-based index. The calculations depicted in the line graph assume a reinvestment of all distributions.

                          THE CROWLEY INCOME PORTFOLIO

$10,000 INVESTMENT 11-30-89 THROUGH 11-30-99

THOUSANDS

$20,000 |                                         Ending Values
        |                                         o T.C.I.P.       $18,608
$18,000 |                                         # Lehman Gov./
        |                                             Corp. Index  $20,287
$16,000 |
        |
$14,000 |       [TW0 LINE GRAPHS DEPICTED HERE]
        |
$12,000 |
        |
$10,000 |
        |--------------------------------------------------------------------
          11/89 11/90 11/91 11/92 11/93 11/94 11/95 11/96 11/97 11/98 11/99

               o T.C.I.P.   # Lehman Gov./Corp. Index


              PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE


  Average Annual Total Returns (for the periods ending November 30, 1999)

                   Past 1 Year       Past 5 years      Past 10 years

The Crowley         0.92%              5.87%              6.41%
Income Portfolio

The line graph illustrates the past performance of The Crowley Income Portfolio as compared to the Lehman Brothers Intermediate Government/Corporate Index ("Lehman GC Index"). The chart illustrates that a $10,000 investment in November of 1990 would be worth $18,608 for The Crowley Income Portfolio. The same investment would be worth $20,287 for the Lehman Brothers Intermediate Government/Corporate Index through November 30, 1999. The average annual total return table for The Crowley Income Portfolio appears below the line graph. Similarly, this table illustrates that the average annual total return for The Crowley Income Portfolio was 0.92%, 5.87% and 6.41% for the one, five, and ten year time periods, respectively.

Source:   LEHMAN BROTHERS INC.

The objective of The Crowley Income Portfolio is to maximize current income, consistent with prudent risk. The Portfolio has the flexibility to invest in several types of fixed income vehicles but the majority of its investments must be by definition investment grade, which means they must be in one of the four top ratings of certain nationally recognized statistical rating organizations. Since inception, the Portfolio has invested almost exclusively in high quality corporate bonds, government and government agency bonds. By investing in such bonds, the Portfolio has been able to reduce its exposure to the risk of default by any one issuer. Over the ten years of operations, the Portfolio has not held any securities that have defaulted or missed a coupon payment.

A second area of risk management has been through the use of maturity length. Over the past ten years, the Investment Advisor has taken a short to intermediate approach to maturities (approximately 1 to 10 years). By selecting bonds that mature or are callable in several years, the Investment Advisor attempts to control the price volatility of investments within the Portfolio. This should add an element of downside risk protection in the event that interest rates were to rise.

As of November 30, 1999, the dollar weighted average maturity was 13.1 years, as compared to 12.7 years as of November 30, 1998. The Investment Advisor has continued to maintain an investment position in preferred stocks. The Portfolio had a total return of 0.92% for the fiscal year ended November 30, 1999. By comparison, The Lehman GC Index had an investment return of -0.20% for the same period. This index may be comparable to the Portfolio, depending on maturity and duration during a given period.

Since inception, the Portfolio produced an investment value of $18,608. The investment value of the Lehman GC would have been $20,287. Over the first six years, the Investment Advisor continued to maintain a shorter weighted average maturity and has over the last four years increased the weighted average maturity.

The Crowley Diversified Management Portfolio.

The line graph depicted below for The Crowley Diversified Management Portfolio, illustrates the performance of $10,000 in the Portfolio from its inception on April 3, 1995, as compared to a broad-based index. The calculations depicted in the line graph assume a reinvestment of all distributions.

                  THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO


$10,000 INVESTMENT 4-1-95 THROUGH 11-30-99

THOUSANDS

$20,000 |                                         Ending Values
        |                                         o T.C.D.M.P.       $16,419
$18,000 |                                         + S&P 500 Index    $28,095
        |
$14,000 |       [TWO LINE GRAPHS DEPICTED HERE]
        |
$10,000 |
        |--------------------------------------------------------------------
          4/95     11/95     11/96     11/97   11/98    11/99

                o T.C.D.M.P.   + S&P 500 Index

               PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE


     Average Annual Total Return (for the periods ending November 30, 1999)

                                                 Since Inception
                         Past 1 Year             (Apr., 1995)
                         -----------             ------------

The Crowley Diversified
Management Portfolio     14.74%                  11.18%

The line graph illustrates the past performance for The Crowley Diversified Management Portfolio as compared to the S&P 500 Index. The chart illustrates that a $10,000 investment in April of 1995 would have been worth $16,419 for The Crowley Diversified Management Portfolio and $28,095 for the S&P 500 Index through November 30, 1999. The average annual total return table for the one year period and since inception to November 30, 1999 for The Crowley Diversified Management Portfolio appears below. The Portfolio's average annual total returns for the one year and since inception to November 30, 1999 time periods were 14.74% and 11.18%, respectively.

Source:   STANDARD AND POOR'S CORPORATION

The Crowley Diversified Management Portfolio seeks high total return consistent with reasonable risk. The Portfolio invests primarily in shares of other registered investment companies. Since inception in April of 1995, the Portfolio had an investment value of $16,419. Although there is not a readily available index for similar portfolios, which might be labeled a "Flexible Portfolio Funds Index," the Portfolio is being compared to the S&P 500 Index. During the same period (April 3, 1995 through November 30, 1999), the S&P 500 Index produced an investment value of $28,095. During the fiscal year ended November 30, 1999, the Portfolio had a total return of 14.74%. During the same period, the S&P 500 Index had a total return of 20.89%.

At year end the Portfolio had investments in 27 mutual funds in 7 different fund groups. The greatest weighting was that of the Growth category (31.99%), followed by Growth/Income (18.31%), Balanced (8.29%), Aggressive Growth (7.39%), Global Equity (6.57%), Foreign Equity (5.16%), and Technology (1.90%). The International portion of the Portfolio was at 11.73% as of November 30, 1999. Management, over the next several years, intends to increase the number of different companies to approximately 50, while continuing to stay close to fully invested.


                       INVESTMENT OBJECTIVES AND POLICIES

Set forth below are the investment objectives and policies of each Portfolio.

The Crowley Income Portfolio.

The Portfolio's objective is to maximize current income, consistent with prudent risk (i.e., reasonable risk to principal). The Portfolio primarily seeks to earn and pay its shareholders current income while limiting risk to principal through prudent investing (i.e., achieving maximum current income with reasonable risk to principal). The Portfolio seeks to achieve this objective by investing in a diversified portfolio of debt securities of domestic corporations, preferred stock, United States government securities, bankers' acceptances and certificates of deposit, repurchase agreements and convertible securities. From time to time, the Portfolio may also purchase dividend paying common stocks which the Investment Advisor believes, based upon historical returns, have better income potential than fixed-income securities.

Fixed-income securities will include debt securities and preferred stocks, some of which may have a call on common stock by means of a conversion privilege or attached warrants. Investment in corporate debt securities will meet a minimum rating of Ca by Moody's Investor Service, Inc. ("Moody's") or C by Standard & Poor's Corporation ("S&P") or, if not so rated, will have been issued by a corporation having outstanding indebtedness rated at least Ca or C, and dollar-denominated obligations of foreign issuers issued in the U.S. Only up to 35% of the Portfolio's assets may be invested in corporate debt securities rated Baa or below by Moody's or BBB or below by S&P, or that are of comparable quality. The remaining investments by the Portfolio in corporate debt securities must be made in securities rated at least A by Moody's or A by S&P, or be of comparable quality. However, if the rating attributed to a fixed-income security that the Portfolio has purchased is reduced below the minimal accepted rating after being purchased, the Portfolio may nonetheless retain the security. The Portfolio may also invest up to 10% of its assets in sponsored or unsponsored American Depository Receipts.

In selecting corporate debt securities for the Portfolio, the Investment Advisor reviews and monitors the creditworthiness of each issuer and issue and also analyzes interest rate trends and specific developments that may affect individual issuers.

When the Investment Advisor anticipates a generally declining trend in fixed-income securities markets, the Investment Advisor will begin to move more funds into cash and cash equivalents (high-quality, short-term debt securities or instruments issued by corporations, financial institutions, or the U.S. government). If the Investment Advisor anticipates a prolonged or significant decline, then the Portfolio may place most, if not all, of its funds in cash and cash equivalents. The Portfolio may not achieve its objective during periods when a temporary defensive position is taken.

The Portfolio's Investment Advisor will attempt to monitor and respond to changing economic and market conditions and then, if necessary, reposition the Portfolio's assets, depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. The trends are determined by the Investment Advisor's judgment in light of current and past general economic and market conditions. Some of the factors used in the analysis include: the direction of interest rates, trends in yields, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages. Fixed-income securities are more dependent upon interest rate movements than are stocks. When a general rising trend in the fixed-income market is identified, the Portfolio will position itself in fixed-income securities. If a general rising trend is identified in both the fixed-income market and the equity market, the Portfolio will position itself in fixed-income securities, preferred stocks, and high dividend paying stocks.

The Portfolio's policy is to invest in fixed-income securities which are short to intermediate term (generally 1 to 10 years) when interest rates are historically lower and intermediate to long term (generally 10 to 15 years) when interest rates are historically higher. It is generally expected that the range of maturities of obligations to be held by the Portfolio will be intermediate to long term (approximately 10 to 15 years).

The Crowley Diversified Management Portfolio.

The Portfolio's objective is high total return consistent with reasonable risk. The Crowley Portfolio seeks to achieve its investment objective by investing primarily in shares of other open-end registered investment companies. While it is the Portfolio's policy to invest primarily in registered investment companies, the Portfolio may also utilize other investment vehicles. These include cash or cash equivalents (such as repurchase agreements or certificates of deposit), closed-end investment companies, stocks, bonds and other debt obligations. Further, the Portfolio, under normal circumstances, will not invest in a registered investment company that has a stated policy of investing more than 50% of its assets in derivatives, and will not invest more than 35% of its net assets in any registered investment company that may invest more than 35% of its net assets in bonds rated lower than Baa by Moody's or BBB by Standard & Poor's.

The Portfolio will invest only in investment companies that are registered. If a registered investment company in which the Portfolio invests ceases to remain registered, the Portfolio will dispose of the securities of the non-registered investment company.

The Portfolio may invest in registered investment companies that are closed-end funds. After their initial public offering, the shares of closed-end funds frequently trade on the open market at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. Market discount may be due in part to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather are subject to the principles of supply and demand in the market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Although the Portfolio intends primarily to purchase shares of closed-end funds which trade at a market discount and which the investment manager believes present the opportunity for capital appreciation or increased income due in part to such market discount, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase or that the Portfolio may experience realized or unrealized capital losses due to further decline in the market price of the securities held in the portfolios of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio's shares. Similarly, there can be no assurance that the shares of closed-end funds that trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Portfolio. Although no assurances can be given, the Investment Advisor believes that its market research and analysis and the diversification policies of the Portfolio will enable the Portfolio to avoid significant declines in the net asset value of the Portfolio's shares due to losses related to an individual issuer.

The Portfolio must structure its investments in other investment company shares to comply with certain provisions of federal and state securities laws. The Portfolio and its affiliates currently may not hold more than 3% of an underlying fund's shares. In the event that the Portfolio holds more than 1% of an underlying fund's shares, the underlying fund is obligated to redeem only 1% of the underlying fund's outstanding securities during any period of less than 30 days. Consequently, any shares of an underlying fund held by the Portfolio in excess of 1% of the underlying fund's outstanding shares will be considered illiquid securities that, together with other such securities, may not exceed 10% of the Portfolio's net assets. When the Portfolio is more heavily concentrated in small investment companies, it may not be able to readily dispose of such investment company shares and may be forced to redeem Portfolio shares in-kind to redeeming Portfolio shareholders by delivering shares of investment companies that are held in the Portfolio. The Portfolio may be restricted in its ability to redeem because of the 1% limitation discussed above; however, Portfolio shareholders who redeem their shares in-kind would not be so restricted. Applicable fundamental policies are reflected in the Portfolio's investment restrictions.

To achieve the Portfolio's investment objective, the Investment Advisor attempts to determine the prevailing trend in the equity market. The strategy consists of moving into those investments, which would most benefit from the prevailing trend. In choosing from among the available investment companies, the Investment Advisor considers among other things, the prior performance of the underlying investment company, its management, its performance in both up and down markets, the current composition of its portfolio and current investment philosophy.

The Investment Advisor attempts to monitor and respond to changing economic and market conditions as well as monitor the performance of the investments. When the Investment Advisor has identified a significant upward trend in a particular industry group, the Portfolio retains the right to invest in investment companies that concentrate in a particular industry sector. The Portfolio may invest in these investment companies, which tend to have greater fluctuations in value when compared to other categories of investment companies.

The Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, the Portfolio must consider other factors in the selection of the investment
companies.   These  other  factors   include  the  investment   company's  size,
shareholder services, liquidity, the investment objective and investment techniques, etc. The Portfolio may be affected by the losses of such underlying investment companies, and the level or risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities). The Portfolio has no control over the risks taken by such investment companies. The Portfolio can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it to the company as a closed-end one) if that action is considered necessary or appropriate.

In accordance with the federal securities laws that regulate mutual funds, if an underlying fund submits a matter to shareholders for a vote, the Portfolio will either vote the shares: (i) in accordance with instructions received from Portfolio shareholders; or (ii) in the same proportion as the vote of all other holders of such securities.

                                   MAIN RISKS

Lower-Rated, High-Risk Securities.

Each Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment grade or lower (rated Baa or lower by Moody's, or BBB or lower by S&P, or are of comparable quality). The Portfolios intend to invest in such securities in order to take advantage of additional investment opportunities that come to the attention of the advisor from time to time. Medium investment grade securities (those rated Baa by Moody's or BBB by S&P, or, if unrated, are of comparable quality) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated fixed-income securities. Securities rated below Baa by Moody's or BBB by S&P, are considered high-yield, high-risk securities, and are commonly referred to as "junk bonds." These bonds are predominately speculative and are subject to a substantial degree of credit risk. As of November 30, 1999, The Crowley Income Portfolio had 12.71% of its assets invested in bonds rated below BBB. Neither Portfolio will invest in fixed-income securities that are of an investment grade either rated or considered lower than C by S&P or Ca by Moody's. However, the Portfolios may retain a fixed income security whose rating drops below the minimal acceptable rating after being purchased. Any additional investments in fixed-income securities by the Portfolios must be high investment grade or better (rated A or better by Moody's and S&P, or of comparable quality).

Risks of Investing in Other Investment Companies.

The Crowley Diversified Management Portfolio, by investing in shares of investment companies, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Portfolios. Thus, the Portfolio's investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Portfolio attempts to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

Further, the Portfolio may invest in investment companies which concentrate (invest 25% or more of the value of their assets) in a particular industry. These companies tend to have greater fluctuation in value than other more diversified investment companies that have a broader range of investments. If the industry that a concentrated investment company invests in experiences a decline, the value of the concentrated investment company may decline, which may in turn negatively effect the price of the Portfolio's shares.

Underlying Funds.

The Crowley Diversified Management Portfolio may invest in underlying funds which may invest in various obligations and employ various investment techniques. The following describes some of the most common of such obligations and techniques.

Illiquid and Restricted Securities. An underlying fund may invest up to 15% of its net assets in illiquid securities for which there is no readily available market. Illiquid Securities may include restricted securities the disposition of which would be subject to legal restrictions. During the time it takes to dispose of illiquid securities, the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.

Foreign Securities. An underlying fund may invest its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the underlying fund's portfolio, and, in turn, the Portfolio. All of these risks are heightened for investments in emerging markets.

Foreign Currency Transactions. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Although such contracts tend to minimize the risk of loss due to a change in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency change favorably during the contract period.

Industry Concentration. An underlying fund may concentrate its investments within one industry. Because investments within a single industry would all be affected by developments within that industry, a fund which concentrates in an industry is subject to greater risk than a fund which invests in a broader range of securities. In addition, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Loans Of Portfolio Securities. An underlying fund may lend its portfolio securities equal in value up to one-third of its total assets. The loan is secured continuously; however, loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Short Sales. An underlying fund may sell securities short. In a short sale, the fund sells stock, which it does not own, making delivery with securities "borrowed" from a broker. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security. The fund may be required to pay a premium, dividend or interest.

Risk Factors Regarding Options, Futures and Options on Futures. Successful use by an underlying fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Certain derivative positions may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on a fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

Leverage Through Borrowing. An underlying fund may borrow to increase its holdings of portfolio securities. The fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300%, even if disadvantageous. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs and fees which may exceed the interest and gains, if any, received from the securities purchased with borrowed funds.

Year 2000 Issues.

At this time, it appears that the Fund, its service providers (Investment Advisor and distributor, transfer agent, custodian, administrator and others), and the issuers of its portfolio securities have not been negatively affected by year 2000 issues. If any of the companies that The Crowley Income Portfolio and The Crowley Diversified Management Portfolio invest in develop year 2000 problems, the price of that company's securities may be adversely affected, and this could result in the portfolio holding the securities to lose value.


                             MANAGEMENT OF THE FUND

Investment Advisor.

The investment advisor for each Portfolio is Crowley & Crowley Corp. (Investment Advisor), a corporation organized on August 28, 1989 under the laws of the state of Delaware, 3201-B Millcreek Road, Suite H, Wilmington, DE 19808. Since its inception in 1989, the principal business of the Investment Advisor has been to provide investment counsel and advice to investors. The Management Contracts provide that the Investment Advisor shall supervise and manage each Portfolio's investments and shall determine each Portfolio's portfolio transactions, subject to periodic review and ratification by the Fund's Directors. The Investment Advisor is responsible for selecting brokers and dealers to execute transactions for the Portfolios. The Board has also authorized the Investment Advisor and the Fund's officers to consider sales of Portfolio shares when allocating brokerage, subject to the policy of obtaining best price and execution on such transactions.

Pursuant to its Management Contract with each Portfolio, the Investment Advisor will manage the assets of each Portfolio in accordance with the stated objective, policies and restrictions of the Portfolio and manage the business affairs of the Fund (subject to the supervision of the Fund's Board of Directors and the Fund's officers). The Investment Advisor will also provide administrative and clerical services, keep certain books and records in connection with its services to the Fund and supervise the services rendered to the Fund by other persons. The Investment Advisor has also authorized any of its directors, officers and employees who have been elected as directors or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Advisor under the contracts may be furnished through the medium of any such directors and officers.

As compensation for its services as Investment Advisor, the Investment Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 0.60% of the average daily net assets of The Crowley Income Portfolio and 1.00% of the average daily net assets of The Crowley Diversified Management Portfolio. For the fiscal year, ended November 30, 1999, The Crowley Income Portfolio and The Crowley Diversified Management Portfolio paid fees of $71,535 and $66,941, respectively. The Investment Advisor pays all expenses incurred by it in rendering management services to the Fund including the costs of accounting, bookkeeping and data processing services provided in its role as administrator. The Fund bears its costs of operations. These expenses include, but are not limited to: the fee of the Investment Advisor, taxes, brokerage fees, fees associated with calculating the net asset value of each Portfolio daily, legal fees, custodian and auditing fees, and printing and other expenses which are not expressly assumed by the Investment Advisor under the Management Contracts. For the fiscal year ending November 30, 1999, The Crowley Income Portfolio and The Crowley Diversified Management Portfolio incurred expenses equal to 1.36%, and 1.82%, respectively, of average net assets.

The Investment Advisor, pursuant to the Management Contracts, also serves as the Portfolios' administrator. The Management Contracts provide that the Investment Advisor will furnish each Portfolio with office facilities, with any ordinary clerical and bookkeeping services not furnished by the custodian, or distributor and with Portfolio accounting services. Such services include the maintenance of the Fund's books and records of each Portfolio. The Investment Advisor has not agreed to perform daily pricing for the Fund. The Fund will perform that function.

Portfolio Manager.

The portfolio manager for each Portfolio is Robert A. Crowley, who has been managing the Portfolios since their inception, (1989 for The Crowley Income Portfolio and 1995 for The Crowley Diversified Management Portfolio). Mr. Crowley received his law degree from Widener University School of Law in 1998, his Chartered Financial Analyst certification in 1990, his Bachelor of Science Degree in Business Administration from the University of Delaware in 1980 and his Masters Degree in Business Administration from George Washington University in 1985. In addition to his day-to-day responsibilities in managing the Portfolios, he is a financial planner with the Investment Advisor. Prior to managing the Portfolios, Mr. Crowley managed individual securities accounts in addition to engaging in financial planning activities.


                               GENERAL OPERATIONS

Except as indicated elsewhere in the prospectus, each Portfolio of the Fund is responsible for the payment of its expenses, including: (a) the fees payable to the Investment Advisor, the Distributor and the Transfer Agent; (b) the fees and expenses of directors who are not affiliated with the Investment Advisor or the Distributor; (c) the fees and certain expenses of the Custodian; (d) the charges and expenses of legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes chargeable to a Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable to governmental agencies; (g) membership fees to any trade association;
(h) the cost of stock certificates,  if any, representing shares of a Portfolio;
(i) reimbursements of the organizational expenses and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with individual states and the Securities and Exchange Commission laws, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholders and directors meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business; and (l) compensation for employees.


                            SHAREHOLDERS' INFORMATION

Pricing of Portfolio Shares.

The price for a Portfolio  share is  determined by the net asset value per share
(NAV) of the Portfolio share. The NAV is determined as of the close of regular trading on each day that the New York Stock Exchange is open for unrestricted trading and on which there is a purchase or redemption of a Portfolio's share. The NAV is determined by dividing the value of the Portfolio's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding (assets - liabilities/# of shares = NAV). Expenses and fees of a Portfolio, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the NAV.

In calculating the NAV, the value of a Portfolio's securities is determined in one of several ways depending on the security. Portfolio securities listed or traded on a securities exchange for which representative market quotations are available, will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available, and all other assets, will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Directors. The Independent pricing services may be used to assist in calculating the NAV.

The SAI contains additional information regarding the pricing of a Portfolio's shares.

Purchasing Shares.

Purchase Price. Shares of each of the Portfolios are offered for sale to the public through the Fund's distributor, Crowley Securities (Distributor) and selected dealers. The purchase price of shares is the first NAV computed after the Distributor receives the purchase order and the Custodian receives payment in federal funds for such shares. However, the NAV is only calculated when there is adequate trading in a Portfolio's individual securities that the current net asset value of the shares might be materially affected by the changes in value of these securities.

Minimum Investments. The minimum initial investment in the Fund is $5,000, and each subsequent investment must be at least $1,000. The minimum amount may consist of a single investment in one Portfolio or an aggregate investment in the Portfolios. An investment by a spouse or parent may be combined with an investment of the other spouse or children to meet the minimum initial or subsequent investment limit. Further, an investment by a tax-qualified plan may be combined with a personal investment to meet these limitations.

How to Purchase Shares. Initial or subsequent investments in a Portfolio may be made by completing the application form and mailing it together with a check made payable to The Crowley Portfolio Group, Inc.

Send your checks and completed application forms to:

                     Crowley Securities
                     3201-B Millcreek Road
                     Wilmington, DE 19808

Your purchase will be made in full and fractional shares of a Portfolio, calculated to three decimal places. Shares are normally held in an open account for shareholders by each Portfolio. Each Portfolio will send a statement to shareholders detailing the amount of shares owned at the time of each transaction. Share certificates for full shares are available at any time by written request. There is no additional cost to the shareholder for such certificate. However, no certificates will be issued for fractional shares.

Each Portfolio reserves the right in its sole discretion: (i) to suspend the offering of its shares; and (ii) to reject purchase orders when in the best interest of the Portfolio.

Redeeming Shares.

Shareholders may redeem all or a portion of their shares without charge on any day on which a Portfolio calculates its net asset value. Redemptions of shares of each Portfolio will be made at the NAV next determined after the Transfer Agent receives a redemption request which meets the requirements described below. The Portfolios normally send redemption proceeds to their shareholders on the next business day, and no later than seven calendar days after receiving a proper (complete) redemption request.

If a Portfolio receives a redemption request for shares that have recently been purchased by check, payment of the redemption may be delayed until the Portfolio confirms with the Custodian Bank that the purchase check has cleared. This may take up to 15 days from the purchase date. The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (or such Exchange is closed for other than weekends and holidays); (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as defined by rules of the Securities and Exchange Commission, exists during which time the sale of Portfolio securities or valuation of securities held by a Portfolio are not reasonably practicable.

Each Portfolio also reserves the right to redeem a shareholder's account if the shareholder's aggregate investment in the Fund falls below the minimum initial investment amount, which is currently $5,000. The Portfolio will not close out a shareholder's account without informing the shareholder, in writing, at least sixty (60) days before making such redemption. During this time, the shareholder may purchase additional shares in any amount necessary to bring the account back to $5,000. A Portfolio will not redeem an investor's account that is worth less than $5,000 solely due to a market decline.

Redemption Requirements.

All redemption requests must be in writing and should be submitted to:

                        The Crowley Financial Group, Inc.
               3201-B Millcreek Road Suite H Wilmington, DE 19808.

The redemption request must:

      (1) Identify the Portfolio and the shareholder's account number;
      (2) State the number of shares to be  redeemed;  and
      (3) Be signed by each registered owner exactly as the shares are registered.
      (4) If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and submitted along with the redemption request.

When Signature Guarantees Are Required.

A signature guarantee is required for redemption requests: (1) in an amount greater than $10,000; (2) a redemption to be paid to someone other than to the shareholder of record (regardless of the dollar amount); or (3) if the proceeds are to be sent other than to the address of record. The guarantor of a signature must be a national bank or trust company (not a savings bank), a member bank of the Federal Reserve System or a member firm of a national securities exchange. The Transfer Agent may require additional supporting documents for redemptions requested by corporations, executors, administrators, trustees and guardians. A redemption request is not considered to be completed until the Transfer Agent receives all required documents in proper form. Any questions in connection with redemption requests should be directed to the Transfer Agent at the numbers listed on the cover of this Prospectus.

Redemptions In-Kind.

If the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment in cash, the Portfolio may pay the amount of the redemption in whole or in part by a "redemption in-kind." A redemption in-kind is a payment in portfolio securities rather than cash. Such securities will be valued using procedures to determine the net asset value at the time of the redemption. The shareholder may experience additional expenses, such as brokerage commissions, in order to sell the securities received from the Portfolio. In-kind payments do not have to constitute a cross-section of the securities in a Portfolio. A Portfolio will not recognize a gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Portfolio shares redeemed.

Shareholders who have questions about a redemption should contact the Transfer Agent at (302) 994-4700.


                                  SPECIAL PLANS

Retirement Plans.

Each Portfolio also offers its shares for use in certain Tax Sheltered (such as IRA, Keogh, 401(k) and 403(b)(7) plans) and Withdrawal Plans. Information on these Plans is available from the Fund's Distributor or by reviewing the Statement of Additional Information.

Exchange Privilege.

Shareholders of a Portfolio may exchange all or part of their shares for shares in another Portfolio, at net asset value. There is no fee for exchanges, and shareholder's may make two exchanges per calendar year. Shares of a Portfolio are available only in states where such shares may lawfully be sold. The amount invested must equal or exceed the required minimum investment of the Portfolio which is purchased. To exchange shares, shareholders should contact the Fund's Distributor. A shareholder requesting an exchange will be sent a current Prospectus and an exchange authorization form which must be completed to authorize the exchange. Exchanges may not be made by telephone. The Fund retains the right to modify or terminate the terms of its exchange privilege.

An exchange, for tax purposes, constitutes the sale of one Portfolio and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. Each Portfolio will also distribute net realized capital gains, if any, once each year. Expenses of the Portfolios, including the advisory fee, are accrued each day. Dividends will be reinvested and distributions will be made in additional shares of a Portfolio on the payment date, unless the shareholder has elected in writing to receive dividends or distributions in cash. The additional shares will be purchased at the NAV determined on the record date of the dividend or distribution. You may elect to change the form of your distributions (i.e. cash or shares) by notifying the Transfer Agent in writing thirty days before the record date.

In general, distributions from a Portfolio are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Portfolio or receive them in cash. Any capital gains distributed by a Portfolio are taxable to you as long-term capital gains no matter how long you have owned your shares. For corporate investors, dividends from net investment income may qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to the Portfolio's shareholders. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction.

Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the year declared.

The sale of shares of a Portfolio may result in a capital gain or loss to shareholders, and consequently, may be subject to tax. Capital gains or losses may also be realized from an ordinary redemption of shares or an exchange of shares between the Portfolios. In addition to federal taxes, shareholders may be subject to state and local taxes on distributions.

Each year, you will be mailed information on the tax status of a Portfolio's dividends and distributions.

By law, each Portfolio is required to withhold 31% of your distributions and proceeds if you: (1) do not provide your correct taxpayer identification number; or (2) do not certify that such number is correct; or (3) if the Portfolio has been instructed by the IRS to do so.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio. Additional information on tax matters relating to the Portfolios and their shareholders is included in the section entitled "Dividends, Distributions and Taxes" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand The Crowley Income Portfolio's financial performance for the past five years. Certain information reflects financial results of a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Fund's Statement of Additional Information. A copy of the Fund's Annual Report (including the report of Tait, Weller & Baker) may be obtained from the Fund upon request at no charge.

The Crowley Income Portfolio

                                                             12/01/94
                         1999     1998     1997      1996    to 11/30/85
                         ----     ----     ----      ----    ----------

Net Asset Value,        $11.05   $11.00   $10.90    $11.08   $10.69
                         -----    -----    -----     -----    -----

Beginning of Period
Income from
Investment Operations:
Net Investment Income      .69      .59      .69       .59      .65
Net Gains or Losses
on Securities (both       (.59)     .14      .06      (.15)     .37
realized & unrealized)   -----     -----    -----     -----   -----

Total from Investment
Operations              $  .10    $ .73    $ .75     $ .44    $1.02
                         =====     =====    =====     =====    =====

Less Distributions:
------------------
Dividends (from net
investment income)     $( .59)  $( .68)   $( .65)  $( .62)   $( .63)
Distributions (from
capital gains)           ---      ---       ---      ---       ---
Total Distributions     ( .59)   ( .68)   ( .65)    ( .62)    ( .63)
                        ------   ------   ------    ------   ------
Net Asset Value, End
of Period               $10.56   $11.05   $11.00    $10.90   $11.08
                         =====    =====    =====     =====    =====

Total Return             0.92%    7.03%     7.34%    4.16%    10.12%

Ratios/Supplemental
Data:
Net Assets, End of     $11,313  $11,980   $9,373    $9,529   $8,940
Period (000s omitted)

Ratio of Expenses to    1.36%    1.35%     1.39%    1.39%     1.43%
Average Net Assets

Ratio of Net Income     6.17%    5.70%     6.22%    5.62%     6.43%
to Average Net Assets

Portfolio Turnover      27.13%   44.77%   22.81%    66.18%   31.60%
Rate

The financial highlights table is intended to help you understand The Crowley Diversified Management Portfolio's financial performance from April 3, 1995 (commencement of operations) through November 30, 1999. Certain information reflects financial results of a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Fund's Statement of Additional Information. A copy of the Fund's Annual Report (including the report of Tait, Weller & Baker) may be obtained from the Fund upon request at no charge.


The Crowley Diversified Management Portfolio

                                                             04/03/95(a)
                                                             to
                         1999     1998     1997      1996    11/30/95
                         ----     ----     ----      ----    --------
Net Asset Value,        $13.11   $12.87   $12.15    $10.71   $10.00
                         -----    -----    -----     -----   ------
Beginning of Period
Income from
Investment Operations:
Net Investment Income      .08      .16      .17       .05       --
Net Gains or Losses
on Securities (both
realized & unrealized     1.79      .48     1.17      1.43      .71
                         ----     -----    -----     -----    -----
Total from Investment
Operations              $1.87    $ .64     $1.34    $1.48     $ .71
                         =====    =====    =====     =====    =====

Less Distributions:
Dividends (from net
investment income)      ( .13)   ( .08)   ( .18)    ( .04)     --
Distributions (from
capital gains)          ( .45)   ( .32)   ( .44)      --       --
Total Distributions     ( .58)   (0.40)   ( .62)    ( .04)     --
                        ----     -----    -----     -----    -----
Net Asset Value, End
of Period              $14.40   $13.11   $12.87    $12.15   $10.71
                        =====    =====    =====     =====    =====

Total Return            14.74%   5.10%    11.64%    13.87%    7.10%
Ratios/Supplemental
Data:
Net Assets, End of      $7,109   $6,245   $2,240    $1,500    $962
Period (000s omitted)

Ratio of Expenses to    1.82%    1.88%     1.87%    2.22%     2.06%(b)
Average Net Assets

Ratio of Net Income     0.57%    1.11%     1.08%    0.46%    (0.09%)(b)
(Loss) to Average Net
Assets

Portfolio Turnover      23.81%   4.51%     -----    20.69%    -----
Rate

(a) Effective date of the Fund's initial registration under the Securities Act of 1933, as amended.
(b) Annualized.


                             ADDITIONAL INFORMATION

You can find more information about The Crowley Portfolio Group, Inc. and its Portfolios in the Statement of Additional Information (SAI) and Annual and Semi-Annual Reports.

The SAI includes expanded information about investment practices, risks and operations. The SAI supplements, and is incorporated by reference into this Prospectus.

The Annual and Semi-Annual Reports focus on information about each Portfolio's investments and performance. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

Free copies of these materials and other information about the Portfolios may be obtained by:

o Calling collect or writing to The Crowley Portfolio Group, Inc. at the address listed below.

o Visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (1-800-SEC-0330).

o Requesting copies of this information by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009 (a copying fee may be charged).

o     Visiting the SEC's Internet site at http://www.sec.gov.

                        THE CROWLEY PORTFOLIO GROUP, INC.
                              3201-B Millcreek Road
                              Wilmington, DE 19808
                                 (302) 997-4700
                                    811-5875

                       THE CROWLEY PORTFOLIO GROUP, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                               February 29, 2000

                          The Crowley Income Portfolio
             The Crowley Diversified Management Portfolio

This Statement of Additional Information is not a Prospectus. Information about the Fund and its Portfolios is included in the Prospectus dated February 29, 2000. No investment in shares of the Portfolios should be made without first reading the Prospectus. Certain information from the Annual Report has been incorporated by reference into this Statement of Additional Information. To get a free copy of the Prospectus or Annual Report, write to the following address or call collect at the following telephone number.

                               INVESTMENT ADVISOR
                                 AND DISTRIBUTOR
                        THE CROWLEY PORTFOLIO GROUP, INC.
                              3201-B Millcreek Road
                              Wilmington, DE 19808
                                 (302) 994-4700

                               TABLE OF CONTENTS
                                                              Page

FUND HISTORY AND CLASSIFICATION...............................1
INVESTMENT STRATEGIES AND RISKS...............................1
  Fixed Income Securities.....................................1
  Money Market Securities.....................................2
  Repurchase Agreements.......................................3
  Foreign Investments.........................................4
  Investment Company Securities...............................4
  Portfolio Turnover..........................................5
  Futures and Options.........................................6
  Foreign Securities and Currency Considerations..............8
INVESTMENT RESTRICTIONS.......................................8
  Fundamental Policies........................................9
MANAGEMENT OF THE FUND........................................10
  Board of Directors and Officers of the Fund.................10
  Compensation................................................12
  Code of Ethics..............................................13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........14
  Control Persons.............................................14
  Principal Holders...........................................14
  Management Ownership........................................14
INVESTMENT ADVISOR............................................14
DISTRIBUTOR...................................................15
ALLOCATION OF PORTFOLIO BROKERAGE.............................16
TRANSFER AND DIVIDEND DISBURSING AGENT........................16
CUSTODIAN.....................................................16
PURCHASE, REDEMPTION AND PRICING OF SHARES....................16
  Tax-Sheltered Retirement Plans..............................17
CAPITAL STOCK.................................................18
DIVIDENDS, DISTRIBUTION AND TAXES.............................18
GENERAL INFORMATION...........................................20
  Audits and Reports..........................................20
PERFORMANCE...................................................20
  Comparisons and Advertisements..............................21
FINANCIAL STATEMENTS..........................................22
APPENDIX A - RATINGS..........................................
APPENDIX B - INVESTMENT POLICIES AND PRACTICES OF
  UNDERLYING FUNDS............................................

                        FUND HISTORY AND CLASSIFICATION

The Crowley Portfolio Group, Inc. ("Fund") is an open-end diversified investment company. It was organized as a Maryland corporation on August 15, 1989 and currently offers shares of two series. The Fund's two series are The Crowley Income Portfolio and The Crowley Diversified Management Portfolio (each, a "Portfolio").

                         INVESTMENT STRATEGIES AND RISKS

The objective of The Crowley Income Portfolio is to maximize current income, consistent with prudent risk. The objective of The Crowley Diversified Management Portfolio is high total return consistent with reasonable risk. The Portfolios' objectives may not be changed without shareholder approval. The Portfolios will use a variety of investment strategies in an effort to balance portfolio risks and to hedge market risks. There can be no assurance that the objectives of the Portfolios will be achieved.

Each Portfolio seeks to achieve its objective by making investments selected in accordance with a Portfolio's investment restrictions and policies. Each Portfolio will vary its investment strategy to achieve its objective, as described in the Portfolio's prospectus. This Statement of Additional Information contains further information concerning the techniques and operations of each Portfolio, the securities in which it will invest, and the policies it will follow.

The Crowley Income Portfolio will primarily invest in debt securities, dividend-paying stocks and preferred stocks. The Crowley Diversified Management Portfolio concentrates its investments in shares of registered investment companies. Each Portfolio may invest its assets directly in money market securities whenever the Investment Advisor deems appropriate to achieve the Portfolio's investment objective. It may invest, without limitation, in such securities for temporary defensive purposes.

Fixed Income Securities.

Lower-Rated, High Risk Securities. Each Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment-grade or lower, which means that they have a rating of Baa or lower as determined by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard & Poor's Corporation (S&P). The Portfolios intend to invest in these securities in order to take advantage of investment opportunities. Any additional investments in fixed-income securities must be rated A or better by Moody's and S&P, or deemed to be of comparable quality, which means they are high investment grade or better.

Fixed-income securities that are rated Baa by Moody's or BBB by S&P or, if unrated, are of comparable quality have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated fixed-income securities. Categories below this level are considered high yield, high-risk securities (junk bonds). They are commonly called junk bonds. (See "Ratings Appendix" to this Prospectus for more rating information.) Junk bonds are predominately speculative and are subject to a substantial degree of credit risk.

The Portfolios will not invest in fixed-income securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered to be of a lower-quality than such ratings. However, the Portfolios may retain a fixed-income security whose rating drops below the minimal acceptable rating after being purchased.

Such lower-rated and unrated securities generally entail greater risk, including the possibility of default or bankruptcy of the issuers, or loss of principal or income. Such securities generally involve greater price volatility and may be more thinly traded, than securities in higher-rated categories. This may adversely affect and cause large fluctuations in the daily net asset value of a Portfolio. Also, it may be difficult for the Portfolios to accurately value such securities at certain times or to sell such securities under certain market conditions. Adverse publicity and investor perceptions, whether or not based on a fundamental analysis, may decrease the values and liquidity of junk bonds. Legislative and regulatory developments also could have a material effect on junk bonds.

The economy and interest rates may affect junk bonds differently than other securities. Prices are less sensitive to interest rate changes than higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a junk bond defaults, the Portfolio may incur additional expenses to seek recovery. Changes by recognized rating agencies in their rating of any security or its issuer ordinarily have a more dramatic effect on the values of these junk bonds than on the values of higher-rated securities. Such changes will affect the Portfolios' net asset value per share. For more information regarding the risks associated with junk bonds, see "Junk Bonds" in the "Appendix - Investment Policies of Underlying Funds."

Money Market Securities.

Each Portfolio may invest in money market securities, which include: marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, prime commercial paper and repurchase agreements (secured by United States Treasury or agency obligations).

Government Securities. Securities issued or guaranteed as to principal and interest by the United States government (Government Securities) include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. U.S. Treasury bills have a maturity of one year or less;
U.S. Treasury notes have maturities of one to ten years; U.S. Treasury bonds generally have a maturity of greater than five years. The Portfolios will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. The Portfolios' direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days), which are less affected by price fluctuations than those with longer maturities.

Cash Equivalents. Cash equivalents will consist of high-quality money market instruments, which return maximum current income and maintain preservation of capital. These instruments are considered safe because of their short-term maturities, liquidity and high-quality ratings.

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are generally limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least one hundred million dollars (Domestic Banks) and domestic branches of foreign banks (limited to institutions having total assets not less than $1 billion or its equivalent).

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited. Commercial paper is limited to the two highest ratings of Moody's and S&P. Firms rate borrowers differently according to their classifications. S&P rates companies from A for the highest quality to D for the lowest quality rating. The A-rated companies are also subdivided into three groups depending on relative strength. Moody's uses P-1 as their highest rating along with P-2 and P-3. Commercial Paper may be purchased that is rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P. Instruments such as commercial paper and notes that are issued by companies having an outstanding debt rated within these two highest ratings may be purchased.

Repurchase Agreements.

Under a repurchase agreement a Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Portfolio to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While management of a Portfolio acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures. A Portfolio will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market-makers in government securities and report to the Market Reports Division of the Federal Reserve Bank of New York and, in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by Portfolio to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will a Portfolio invest in repurchase agreements of more than sixty days. The securities, which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. A Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Portfolio under each agreement at its maturity, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs about liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Portfolio may be delayed or limited. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio's net assets would be invested in such repurchase agreements together with any other illiquid assets.

Foreign Investments.

The Portfolios have the authority to invest up to 5% of their respective assets in foreign securities, including sponsored or unsponsored American Depository Receipts (ADRs) for securities of foreign issuers, and the authority to invest an additional 5% of their respective assets in sponsored or unsponsored ADRs only. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. These securities are not denominated in the same currency as their underlying securities, but rather in U.S. dollars. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and therefore there may not be a correlation between such information and the market value of unsponsored ADRs. Investment in foreign issuers, directly or through ADRs, involves certain risks, which are in addition to the usual risks inherent in domestic investments. Such risks include the fact that there may be less publicly available information about foreign companies, and such companies are generally not subject to uniform accounting, auditing and financial reporting standards.

Investment Company Securities  (The Crowley Diversified Management
Portfolio ONLY).

Each investment company in which the Portfolio invests will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Investment Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies, the Portfolio hopes to benefit from the collective research and analysis of many experienced investment personnel.

There are many types of investment companies. All maintain portfolios, which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long-term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund," will be treated as a money market fund by the Portfolio.

The Portfolio's Investment Advisor will be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for the Portfolio in accordance with the policies and techniques described in the prospectus.

The Portfolio, by investing in shares of investment companies, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies, as well as the expense of operating the Portfolio. Thus, the Portfolio's investors will indirectly pay higher total operating expenses and other costs than they would pay by owning the underlying investment companies directly. The Portfolio attempts to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

Investment decisions by the investment advisors of the underlying funds are made independently of the Portfolio and its Investment Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result of this would be an indirect expense to the Portfolio without accomplishing any investment purpose.

The Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, the Portfolio must consider other factors in the selection of investment companies. These other factors include the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. The Portfolio will be affected by the losses of its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. The Portfolio can also elect to redeem (subject to the 1% limitation discussed in the Portfolio's prospectus) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate.

Portfolio Turnover.

It is not the policy of the Portfolios to purchase or sell securities for short-term trading purposes, but each Portfolio may sell securities to recognize gains or avoid potential for loss. A Portfolio will, however, sell any portfolio security (without regard to the time it has been held) when the Investment Advisor believes that market conditions, creditworthiness factors or general economic conditions warrant such a step. The Fund presently estimates that the annualized portfolio turnover rates for The Crowley Income Portfolio and The Crowley Diversified Management Portfolio generally will not exceed 100% and 200%, respectively. High portfolio turnover (100% or more) will involve additional transaction costs (such as brokerage commissions or sales charges or adverse tax effects) which are borne by the respective Portfolio. (See Dividends, Distributions and Taxes in the prospectus.) For the fiscal years ended November 30, 1998 and 1999, the portfolio turnover rates for The Crowley Income Portfolio were 44.77% and 27.13%, respectively. For the fiscal years ended November 30, 1998 and 1999, the portfolio turnovers for The Crowley Diversified Management Portfolio were 4.51% and 23.81%, respectively.

Futures and Options.

Although they do not currently do so, each Portfolio may seek to protect itself from anticipated market action by using "hedging" techniques that it expects will generate gains which would offset losses on other securities owned by the Fund. These hedging techniques could involve combinations of various techniques, such as the purchase or sale of stocks or the use of stock options, stock index options, stock index futures and options thereon to seek to achieve increases in the values of such options and futures which offset decreases in the values of other securities owned by the Portfolio. The Investment Advisor would select the specific technique(s) to be used, based upon analysis of each Portfolio's holdings, market conditions, relative costs and risks, tax effects and other factors. There can be variations between the relative movements of investments and the hedge selected with respect to that investment. This may increase or decrease the gains or losses each Portfolio achieves by its hedging relative to losses or gains on the hedged investments. A Portfolio will limit its investments in futures or options premiums to 5% or less of its assets. The following descriptions illustrate some of the techniques and risks involved in such hedging.

Options. Each Portfolio may purchase and/or write ("sell") call and put options that are traded on U.S. securities exchanges. Each Portfolio may enhance its objective by receiving premiums for writing covered call and put options. Although each Portfolio would receive premium income from these techniques, any appreciation realized would be limited by the terms of the option. Each Portfolio may purchase call options to protect against an increase in the price of securities that it ultimately wants to buy. It may purchase put options to protect its respective portfolio securities against a decline in market value.

Stock Index Futures. Each Portfolio may purchase and sell stock index futures contracts. Each Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase.

Options on Stock Indexes and Stock Index Futures. Each Portfolio may purchase and/or write call and put options on stock indexes that are traded on U.S. Exchanges. The Portfolios may also purchase and/or write call and put options on stock index futures, which are traded on U.S. Exchanges. Options on stock index futures are similar to options on stocks or options on stock indexes.

If used, the selection of the foregoing techniques or any combination of them to be used at any particular time will depend upon an assessment of the relative implementation costs and the liquidity of the particular secondary market in which such options, stock index futures, and options on stock indexes and stock index futures are traded.

Risks of Transactions in Stock Options, Stock Index Futures, Options on Stock Indexes and Options on Stock Index Futures. An option position may be closed out only on an Exchange that provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those options for which the Investment Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option or futures contract. In such event, it might not be possible to effect closing transactions in particular options or futures contracts. As a result, a Portfolio would have to exercise its options in order to realize any profit or allow the option to expire. The inability to closeout these options or futures could have an adverse effect on a Portfolio's ability to effectively hedge its securities and could result in a loss to the Portfolio. If exercised, the Portfolio would incur brokerage commissions upon the subsequent disposition of underlying securities acquired. An imperfect correlation exists between the options or futures and securities being hedged. Success of any hedging position depends on the ability of the investment advisor to predict a stock and interest rate movement. The skills necessary for successful use of hedges are different than those used in the selection of equity or fixed-income securities. The Investment Advisor's officer who will be responsible for hedging does not have experience in managing portfolios that trade in such hedging instruments. If the Investment Advisor is incorrect in its forecasts regarding market values, interest rates, and other applicable factors, the Portfolio utilizing these investment techniques may be in a worse position than if the investment techniques had never been used.

In addition, adverse market movements could cause a Portfolio to lose up to its full investment in a call or option contract and/or to experience substantial losses on an investment in a futures contract. A Portfolio also risks a loss of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or option.

While the Portfolios have not adopted fundamental limitations on their futures or options activities, they must comply with certain requirements of the U.S. Securities and Exchange Commission and the Commodities Futures Trading Commission. For example, these provisions require that each Portfolio shall not purchase or sell any futures or puts or calls on futures if immediately thereafter the sum of the amount of the Portfolio's margin deposits (both initial and variation deposits) and premiums paid for outstanding puts and/or calls on futures would exceed 5% of the value of its total assets. This limitation could, however, change if regulatory provisions applicable to the Portfolios were to be changed. The Portfolios will not engage in transactions in future contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which a Portfolio intends to purchase. Although it is not a fundamental policy, a Portfolio will not purchase or sell futures contracts or purchase or sell related options if immediately thereafter more than 30% of its net assets would be so invested. Shareholders will be notified in advance of any change in this limitation.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

Foreign  Securities  and  Currency   Considerations   (The  Crowley  Diversified
Management Portfolio ONLY).

The Portfolio may invest in shares of registered Investment companies that invest in foreign securities. Investments in securities of foreign issuers may involve greater risks that those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the underlying fund's portfolio, and, in turn, the Portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Portfolio intends to invest in such registered investment companies that diversify broadly among countries, but reserves the right to invest in investment companies that invest a substantial portion of assets in one or more countries if economic and business conditions warrant such investments. The Investment Advisor will consider these factors in managing the Portfolio's investments.

The U.S. dollar market value of the underlying funds' investments and of dividends and interest earned by the underlying funds, and in turn, the Portfolio may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the underlying funds and, in turn, the Portfolio. Although underlying funds may attempt to manage currency exchange rate risks, there is no assurance that the underlying funds will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if any of the funds increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to those funds. Similarly, if any of the funds decrease their exposure to a currency, and the currency's price rises, those funds will lose the opportunity to participate in the currency's appreciation. These events may adversely affect the Portfolio.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below for each Portfolio in addition to those discussed in the Prospectus. Some of these investment restrictions are fundamental policies of the Portfolios, and cannot be changed without the approval of a majority of the outstanding voting securities. As stated in the 1940 Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of:

          (1) more than 50% of the  outstanding  shares; or
          (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Portfolio at the time it purchases any security.

Fundamental Policies

As a matter of fundamental policy, each Portfolio will not:

(a) as to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.)

(b) purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

(c) purchase or sell commodities or commodity futures contracts, provided that each Portfolio may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

(d) make loans of money or securities, except: (i) by the purchase of fixed-income obligations in which the Portfolio may invest consistent with its
investment  objective  and  policies;   or  (ii)  by  investment  in  repurchase
agreements.

(e) invest in securities of any company if, to the knowledge of the Portfolio, any officer or director of the Fund or the Investment Advisor owns more than 0.5% of the outstanding securities of such company and such officers and directors (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.

(f) borrow money, except the Portfolio may borrow from banks:(i)for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's assets; or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not purchase securities. Interest paid on borrowings will reduce net income.

(g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.

(h) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Portfolio's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, or in repurchase agreements maturing in more than seven days, if all such securities would constitute more than 10% of the Portfolio's net assets.

(i) issue senior securities;

(j) engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

(k) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

(l) invest for the purpose of exercising control or management of another company;

(m) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs;

(n) concentrate (invest 25% or more of the value of its assets) its investments in any industry (this restriction does not apply to The Crowley Diversified Management Portfolio with respect to registered investment companies);

(o) make purchases of securities on "margin", or make short sales of securities, provided that each Portfolio may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

For the Crowley Diversified Management Portfolio ONLY

The Portfolio will not

o invest in any investment company if a purchase of its shares would result in the Portfolio and its affiliates owning more than 3% of the total outstanding stock of such investment company.

o invest in any investment company which itself does not qualify as a diversified investment company under the Internal Revenue Code.

With the exception of investment restriction (f) relating to borrowing, so long as percentage restrictions are observed by each Portfolio at the time it purchases any security, changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of any of the foregoing restrictions.

                             MANAGEMENT OF THE FUND

Board of Directors and Officers of the Fund.

The Board of Directors of the Fund consists of six individuals, four of whom are not "interested persons" of the Fund as than term is defined in the 1940 Act. The Directors are fiduciaries for the Fund's shareholders and are governed by the laws of the state of Maryland in this regard. The Directors, in addition to functions set forth under "Investment Advisor" and "Distributor" review the actions of the officers and decide on general policy.

Compensation to officers and directors of the Fund who are affiliated with the Investment Advisor or the Distributor is paid by the Investment Advisor or the Distributor, respectively, and not by the Fund.

The names, addresses and occupational history of the Directors and principal executive officers are listed below.

                                                 Principal Occupation(s)
                         Positions Held with     During the Past Five
Name, Address and Age    the Fund                Years

+*Robert A.  Crowley     President, Treasurer    Vice President, Crowley
  (41)                   and Director            & Crowley (financial
3201-B Millcreek Rd.                             planning and registered
Wilmington, DE 19808                             investment advisor
                                                 (formerly  Crowley  Planning  &
                                                 Management      Corp.)     from
                                                 November,  1986 until  present;
                                                 Vice  President,   The  Crowley
                                                 Financial      Group,      Inc.
                                                 (financial  management firm and
                                                 transfer  agent) from February,
                                                 1990    to    present;     Vice
                                                 President,  Crowley Real Estate
                                                 Services,  Inc. from September,
                                                 1986  until  present;   General
                                                 Partner,   Crowley   Securities
                                                 (registered broker-dealer) from
                                                 February,  1985 until  present;
                                                 Partner,   Crowley   Insurance,
                                                 (insurance   brokerage)   July,
                                                 1986 until present.


+*Frederick J. Crowley,  Vice President,         President, Crowley &
   Jr. (43)              Secretary and Director  Crowley Corp.
  3201-B Millcreek Rd.                           (financial planning and
  Wilmington, DE 19808                           registered investment
                                                 advisor)    (formerly   Crowley
                                                 Planning and Management  Corp.)
                                                 from   November,   1986   until
                                                 present;      President     and
                                                 Treasurer,      The     Crowley
                                                 Financial      Group,      Inc.
                                                 (financial  management firm and
                                                 transfer  agent) from February,
                                                 1990    to    present;     Vice
                                                 President,  Crowley Real Estate
                                                 Services,   Inc.  (real  estate
                                                 brokerage) from September, 1986
                                                 until present; General Partner,
                                                 Crowley Securities  (registered
                                                 broker-dealer)  from  February,
                                                 1985  until  present;  Partner,
                                                 Crowley  Insurance   (insurance
                                                 brokerage)   July,  1985  until
                                                 present.


  William O. Cregar (74) Director                Retired.  Formerly
  4556 Simon Road                                Security Director, E.I.
  Wilmington, DE 19803                           duPont de Nemours &
                                                 Co., until December, 1990.


  Bruce A. Humphries (52)Director                Operations Senior
  2 Radburn Lane                                 Management, Data
  Newark, DE 19711                               International, Inc.,
                                                 1998 to Present;
                                                 Operations Planning
                                                 Manager for Virology
                                                 Business, E.I. duPont
                                                 de Nemours & Co., 1986
                                                 to 1997.

  Daniel J. Piscitello   Director                Director of Creative
  (58)                                           Services, Lenox
  3933 Branches Lane                             Collections, 1986 to
  Doylestown, PA 18901                           Present.


  Peter Veenema (50)     Director                Senior Research
  1211 Norbee Drive                              Engineer, E.I.  duPont
  Wilmington, DE 19803                           de Nemours, 1989 to
                                                 Present.

  +Catherine Crowley (64)Assistant Secretary &   Officer Manager,
  3201-B Millcreek Road  Assistant Treasurer     Crowley & Crowley
  Wilmington, DE 19808                           Corp.(financial
                                                 planning and advisor) (formerly
                                                 Crowley    Management   Corp.);
                                                 Secretary,      The     Crowley
                                                 Financial Group, Inc.(financial
                                                 management  firm  and  transfer
                                                 agent) from  February,  1990 to
                                                 present.
------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

+ Robert A. Crowley and Frederick J. Crowley, Jr. are brothers, and the sons of Catherine C. Crowley.

Compensation.

For his or her service as Director, each non-affiliated director of the Fund receives a $1,500 annual fee. The affiliated directors receive of the Fund receive no compensation for their service as Directors. The table below details the amount of compensation received by the Directors from the Fund for the past fiscal year. Presently, none of the executive officers receive compensation from the Fund.

-------------------------------------------------------------------------
                               Pension or                     Total
                               Retirement     Estimated    Compensation
   Name and      Aggregate      Benefits       Annual       from Trust
   Position     Compensation   Accrued as     Benefits       and Fund
                 from Fund    Part of Fund      Upon       Complex Paid
                                Expenses     Retirement    to Directors
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Robert A.           None          None          None           None
Crowley,
President,
Treasurer and
Director
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Frederick J.        None          None          None           None
Crowley, Jr.,
Vice
President,
Secretary and
Director
-------------------------------------------------------------------------
-------------------------------------------------------------------------
William O.         $1,500         None          None          $1,500
Cregar,
Director
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Bruce A.           $1,500         None          None          $1,500
Humphries,
Director
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Daniel J.          $1,500         None          None          $1,500
Piscitello,
Director
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peter Veenema,     $1,500         None          None          $1,500
Director
-------------------------------------------------------------------------

* The "Fund Complex" presently consists of two investment companies, each an individual series of the Registrant.

Code of Ethics.

The Fund has adopted a Code of Ethics for certain access persons of the Fund, which includes its Directors and certain officers and employees of the Fund and the Investment Advisor. The Code of Ethics is designed to ensure that Fund insiders act in the interest of the Fund and its shareholders with respect to any personal trading of securities. Under the Code of Ethics, access persons are prohibited from knowingly buying or selling securities which are being purchased, sold or considered for purchase or sale by the Portfolios. The Code of Ethics contains even more stringent investment restrictions and prohibitions for insiders who participate in the Portfolios' investment decisions. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.

As of January 31, 2000 there were no control persons of the Fund.

"Control" means:

(a)   the  beneficial  ownership,   either  directly  or  through  one  or  more
      controlled companies, of more than 25% of the voting securities of a company;

(b) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or

(c) a final adjudication under section 2(a)(9) of the 1940 Act that control exists.


Principal Holders.

As of January 31, 2000 the following shareholders were known to own of record more than 5% of the outstanding shares of the Fund:

Portfolio               Shareholder/Address     Percentage of the
                                                Portfolio
The Crowley Income       Ronald E. Cooney           10.0%
Portfolio                Wilmington, DE

                         Albert R. & Patricia       6.7%
                         A. Forster
                         Glendale, AZ

The Crowley Diversified  David J. (Jr.) &
Portfolio                Brenda B. Jones            5.4%
                         Rehoboth Beach, DE


Management Ownership.

As of January 31, 2000, the Fund's officers, directors and members of the Investment Advisor as a group own 6.9% of the shares outstanding of The Crowley Income Portfolio and 10.0% of the shares outstanding of The Crowley Diversified Management Portfolio.

                               INVESTMENT ADVISOR

The investment advisor for each portfolio is Crowley & Crowley Corp.("Investment Advisor"), 3201-B Millcreek Road, Suite H, Wilmington, DE 19808. The Advisor manages each Portfolio under separate management contracts. The Management Contract for The Crowley Income Portfolio became effective on December 6, 1989 for an initial term of two years. Shareholders of the Fund approved those Management Contracts on November 29, 1990. The Management Contract for The Crowley Diversified Management Portfolio initially became effective on April 1, 1995 ("Agreements"). The Management Contracts for each Portfolio are initially effective for a two-year term, and, thereafter, continue in effect from year-to-year only if such continuance is approved annually by either: (i) the Fund's Board of Directors; or (ii) by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Fund and, in either case, by the vote of a majority of the directors who are not parties to the Management Contract or interested persons (as such term is defined in the Investment Company Act of 1940, as amended) of any party to the Management Contract, voting in-person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time without penalty by: (i) the Fund's Board of Directors; or (ii) by a majority vote of the outstanding shares of the Fund, or by the Investment Advisor, in each instance on not less than 60 days' written notice and shall automatically terminate in the event of its assignment.

The management fees for each Portfolio are paid monthly at the annual rate of 0.60% and 1.00% of the average daily net assets of The Crowley Income Portfolio and The Crowley Diversified Management
Portfolio, respectively.

For the fiscal years ended November 30, 1997, 1998 and 1999, the Investment Advisor received fees of $55,578, $64,393 and $71,535, respectively, for The Crowley Income Portfolio. With regard to The Crowley Diversified Management Portfolio, for the fiscal years ended November 30, 1997, 1998 and 1999, the Investment Advisor received fees of $19,044, $45,644 and $66,941, respectively.

The Investment Advisor has committed to offset the management fees payable by The Crowley Diversified Management Portfolio by the fees that Crowley Securities, the Fund's Distributor and an affiliate of the Investment Advisor, receives in connection with the purchase and sale of investment company securities for each Portfolio for which Crowley Securities is the dealer of record and which have an associated sales charge, 12b-1 or shareholder servicing fee. The Investment Advisor will offset management fees on a monthly basis, consistent with its receipt of such fees.

Both Frederick J. Crowley, Jr. and Robert A, Crowley are affiliates of both the Fund and the Advisor. Frederick J. Crowley, Jr., Vice President of the Fund, and Robert A. Crowley, President of the Fund, each own 50% of the voting common stock of the Investment Advisor. The Investment Advisor was organized in 1986 and principally provides investment advice to individuals. The Investment Advisor does not provide investment advice to any other investment companies.

Each Management Contract also identifies the right of the Investment Advisor to the use of the name "Crowley," and the Fund may be required to change its name if the Advisor ceases to act as advisor to the Portfolios.


                                   DISTRIBUTOR

Crowley Securities ("Distributor") is each Portfolio's distributor under separate Distribution Agreements for each Portfolio dated December 6, 1989 for The Crowley Income Portfolio and April 1, 1995 for The Crowley Diversified Management Portfolio (the "Agreements"). Each Distribution Agreement is renewed annually by either the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Fund and, in either case, by the vote of a majority of the Fund's disinterested Directors, voting in-person at a meeting called for the purpose of voting on such approval. The Agreements will terminate automatically in the event of their assignment. Pursuant to the Agreements, the expenses of printing each Portfolio's sales literature, including prospectuses used as sales material, are to be borne by the Distributor. The Distributor is also the exclusive agent for each Portfolio's shares, and has the right to select selling dealers to offer the shares to investors. Frederick J. Crowley, Jr. and Robert A. Crowley, officers of the Advisor, are also equal general partners and registered representatives of the Distributor, which is, therefore, an affiliated person of the Fund. The Distributor's offices are at 3201-B Millcreek Road, Suite H, Wilmington, DE 19808.

                        ALLOCATION OF PORTFOLIO BROKERAGE

The Crowley Portfolio Group, Inc., in effecting the purchases and sales of portfolio securities for the account of each Portfolio of the Fund, will seek execution of trades either: (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an Exchange; or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Portfolio or the Investment Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Investment Advisor may use research and services provided to it by brokers and dealers in servicing all of its clients, however, not all such services will be used by the Investment Advisor. Brokerage may also be allocated to dealers in consideration of each Portfolio's share distribution, but only when execution and price are comparable to that offered by other brokers.

The Investment Advisor is responsible for making each Portfolio's investment decisions, subject to instructions described in the prospectus. The Board of Directors may, however, impose limitations on the allocation of portfolio brokerage. For the fiscal years ended November 30, 1997, 1998 and 1999, aggregate brokerage commissions for The Crowley Income Portfolio, amounted to $0, $0 and $228, respectively. The aggregate brokerage commissions for The Crowley Diversified Management Portfolio for the fiscal years ended November 30, 1997, 1998 and 1999, amounted to $0, $0 and $0, respectively.

                     TRANSFER AND DIVIDEND DISBURSING AGENT

The Crowley Financial Group, Inc. ("CFG") serves as the Fund's transfer agent, dividend disbursing agent and redemption agent for redemptions, performing all the usual or ordinary services required, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of each Portfolio's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of each Portfolio's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders. CFG is under common control with the Investment Advisor and the Distributor and, as compensation for its services, receives an asset-based fee.

                                    CUSTODIAN

Wilmington Trust Company, Rodney Square North, Wilmington, DE, 19890, acts as the Custodian of the securities and cash of each Portfolio.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

The shares of each Portfolio of the Fund are continuously offered by the Distributor. Orders will not be considered complete until receipt by the Distributor of a completed account application form, and receipt by the Custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined net asset value (based upon valuation procedures described in the prospectus) as of the close of business of the business day on which the completed order is received, normally 4:00 p.m. Eastern Standard Time. Completed orders received after 4:00 p.m., Eastern Standard Time will be confirmed at the next day's price.

Investments in any Portfolio may also be made through investment dealers that have sales agreements with Crowley Securities, the principal underwriter of the Fund. Such dealers should send the investor's Investment Application and payment for the shares of Portfolio to the Fund. Payment should be made by check. Purchase orders placed by dealers will be confirmed at the public offering price calculated next after receipt of the properly completed Investment Application and payment by Wilmington Trust, the Custodian. It is the responsibility of dealers to transmit purchase orders so that they will be received by the Custodian by 4:00 p.m. Eastern Standard Time. Orders received after 4:00 p.m. Eastern Standard Time will be priced at the net asset value in effect at 4:00 p.m. Eastern Standard Time on the next business day. To date, Crowley Securities has not retained any selling dealers.

Money market securities with less than sixty days remaining to maturity when acquired by a Portfolio will be valued on an amortized cost basis by a Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

Tax-Sheltered Retirement Plans.

Shares of each Portfolio of the Fund are available to all types of tax-deferred retirement plans including IRA's, Keogh Plans and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.

Individual Retirement Accounts (IRA). Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension- IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax-qualified retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into the Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits, you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.

Keogh Plans for Self-Employed. If you are a self-employed individual, you may establish a Self-Employed Retirement (Keogh) Plan and contribute up to the maximum amounts permitted for your plan under current tax laws. Under a Defined Benefit Keogh Plan, you may establish a program with a specific amount of retirement income as your objective. The annual contributions needed to achieve this goal are calculated actuarially and can sometimes exceed the tax-deductible contributions allowed under a regular Keogh Plan.

Tax-Sheltered Custodial Accounts. If you are an employee of a public school, state college or university, or a nonprofit organization exempt from tax under
Section 501(c)(3) of the Internal Revenue Code, you may be eligible to make contributions into a custodial account (pursuant to section 403(b)(7) of the IRC) which invests in Fund shares. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.

How to Establish Retirement Accounts. All the foregoing retirement plan options require special plan documents. Please call us to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and Keogh Plans,

Delaware Charter Guarantee and Trust Company acts as the plan custodian with regard to plan establishment and maintenance. You should consult with your attorney or other tax advisor for specific advice prior to establishing a plan.


                                  CAPITAL STOCK

The authorized capital stock of The Crowley Portfolio Group, Inc. consists of 500,000,000 shares of common stock with a par value of $0.01 each. At the present time, 150,000,000 shares of such stock have been allocated to each of The Crowley Income Portfolio and The Crowley Diversified Management Portfolio. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights.

Shares, when issued, will be fully-paid and non-assessable. Fractional shares have proportional voting rights. Shares of the Portfolios do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. The Portfolios' shareholders will vote together to elect directors and on other matters affecting the entire corporation, but will vote separately on matters affecting separate series, such as changing the investment objective or restrictions governing a Portfolio.

Shareholder inquiries should be made directly to the Distributor at (302) 994-4700.

                        DIVIDENDS, DISTRIBUTION AND TAXES

The Portfolios' investments in options and futures contracts are subject to many complex and special tax rules. For example, over-the-counter options on debt and equity securities will generally produce a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, positions in put or call options (including options it has written as well as options it has purchased) which are "listed" (traded on or subject to the rules of a qualified board of Exchange) and which include non-equity options, regulated futures contracts and options on futures contracts will be required to be "marked-to-market" at the end of a Portfolio's fiscal year -- that is, treated as closed out or sold at their fair market value -- for Federal income tax purposes. This means that the unrealized appreciation or depreciation in such positions will be treated as having been realized on that date. Sixty percent of such gain or loss and sixty percent of any gain or loss from the actual closing out or exercise of such positions, will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. In addition, on the stipulated expiration date sixty percent of any gain realized on the expiration of a listed option which has written and sixty percent of any loss realized on the expiration of such an option it has purchased will also be treated as long-term capital gain or loss, as the case may be, and the balance as short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.

Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

Election to be taxed as a regulated investment company. The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires each Portfolio of the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Portfolio of the Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of shares. Redemptions and exchanges of shares of a portfolio are taxable transactions for Federal and state income tax purposes. If you redeem or exchange your shares, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Portfolio of the Fund. Investments in Government National Mortgage
Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


                               GENERAL INFORMATION

Audits and Reports.

The accounts of each Portfolio of the Fund are audited each year by Tait, Weller & Baker of Philadelphia, PA, independent certified public accountants. Shareholders receive semi-annual and annual reports of the Fund including the annual audited financial statements and a list of securities owned for each Portfolio.

                                   PERFORMANCE

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Portfolio's investments to a current maximum offering price expressed in terms of percent. The yield is quoted based on earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Portfolio of the Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

U.S. Securities and Exchange Commission rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Portfolio be accompanied by certain standardized performance information computed as required by the Securities and Exchange Commission. Current yield and total return quotations used are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used to compute or express performance follows.

The average annual total return figures for The Crowley Income Portfolio for the one year period ending November 30, 1999, the five year period ending November 30, 1999, and the ten year period ending November 30, 1989 were 0.92%, 5.87% and 6.41%, respectively. The average total return figures for The Crowley Diversified Management Portfolio for the one year period ending November 30, 1999 and the period from April 5, 1995 (commencement of operations) to November 30, 1999 (not annualized) were 14.74% and 11.18%, respectively.

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period from the initial $1,000 purchase order. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                     n
                               P(1+T)  = ERV

where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return.
     n =       number of years.
     ERV =     ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10- year periods (or fractional portion thereof).

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements.

To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund's Portfolios may discuss yield or total return for a Portfolio as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

      Lipper Mutual Fund Performance Analysis
      Lipper Fixed Income Analysis
      Lipper Mutual Fund Indices
      Morgan Stanley World Index
      Lehman Brothers Treasury Index
      Salomon Brothers Corporate Bond Index


                              FINANCIAL STATEMENTS

The Fund's audited financial statements, related notes and the report of Tait, Weller & Baker for the fiscal year ended November 30, 1999, as set forth in the Fund's Annual Report to Shareholders dated November 30, 1999, are incorporated herein by reference. A shareholder may obtain a copy of the Annual Report to Shareholders upon request and without charge by contacting the Fund at the address or telephone number appearing on the cover of the Statement of Additional Information.

                                   Appendix A

                                     Ratings
                           General Rating Information

BONDS
Excerpts from Moody's description of its bond ratings:

Aaa -- judged to be the best quality. They carry the smallest egree of investment risk and are generally referred to as "gilt-edged";

Aa -- judged to be of high quality by all standards and comprise part of the group known as "high-grade" bonds;

A -- possesses many favorable attributes and are considered "upper medium" grade obligations;

Baa -- considered as "medium-grade" obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time;

Ba -- judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

B -- generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small;

Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

Ca -- represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

C -- are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts  from S&P's  description  of its bond  ratings:

AAA -- is the highest rating assigned and indicates an extremely strong capacity to pay principal and interest.

AA -- qualify as high quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances differ from AAA issues only in a small degree;

A -- have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions;

BBB -- regarded as having an adequate capacity to pay principal and interest. Normally, these bonds exhibit protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category;

BB, B, CCC, CC -- regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;

C -- are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. This rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid;

D -- is in default, and payment of interest and/or repayment of principal is in arrears.

(+) or (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM INSTRUMENTS (Commercial Paper and Repurchase Agreements) Excerpts from Moody's description of its short-term ratings:

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- has a superior ability for repayment of senior short-term debt obligations, and is often evidenced by many of the following characteristics:

     o     Leading market positions in well-established industries.

     o     High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- possesses a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios may be more subject to variation and capitalization characteristics may be more affected by external conditions. Ample alternate liquidity is maintained;

Prime-3 -- have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained;

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Excerpts from S&P's description of its short-term  ratings:

A-1 -- rated in the highest category, with strong capacity to meet its financial commitment on the obligation. Within this category, certain obligations are designated with a plus sign (+), indicating the capacity to meet financial commitments is extremely strong;

A-2 -- somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory;

A-3  --exhibits  adequate  protection  parameters.   However,  adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

B -- regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to inadequate capacity to meet financial commitments;

C -- is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation;

D -- is in payment default. The category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                                   APPENDIX B
              INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

Convertible Securities

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Foreign Investments

The Crowley Diversified Management Portfolio may invest in certain underlying funds which invest all or a portion of their assets in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities. Risks unique to international investing include: (1) restrictions on foreign investment and on repatriation of capital;
(2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars; (4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; (11) difficulty in enforcing legal rights outside the U.S.; and (12) higher costs, including custodial fees. These risks are often heightened for investments in emerging or developing countries.

Foreign Currency Transactions

Foreign securities in which the underlying funds invest are subject to currency risk, (i.e., the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.) To manage this risk and facilitate the purchase and sale of foreign securities, these underlying funds may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the underlying funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the underlying funds' total returns could be adversely affected.

Futures Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained, and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Options on Futures Contracts

The fund may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts as described above.

Options Activities

An underlying fund may write (i.e., sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

A fund may purchase a call on securities only to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against decline in the value of the portfolio generally rather than an individual security in the fund's portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent for the securities on which the fund has written puts or calls or for other securities acceptable for such escrow, so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Hedging

An underlying fund may employ many of the investment techniques described in this APPENDIX B not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Junk Bonds

Bonds which are rated BB and below by S&P and Ba and below by Moody's (See "INVESTMENT STRATEGIES AND RISKS - Fixed-income Securities" for a more detailed explanation of bond ratings) are commonly known as "junk bonds." Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bonds prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly-traded market.

There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders will be taxed on these distributions.

The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid and Restricted Securities

An underlying fund may invest not more than 15% of its net assets in securities for which there is no readily available market ("illiquid securities") including securities the disposition of which would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Portfolio) could decline.

Industry Concentration

An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

Leverage through Borrowing

An underlying fund may borrow up to 33 1/3% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

Loans of Portfolio Securities

An underlying fund may lend its portfolio securities provided that: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Master Demand Notes

Although the Portfolio itself will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value plus accrued interest at any time.

Repurchase Agreements

Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Short Sales

An underlying fund may sell securities short. In a short sale, a fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that: (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short; and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities.
Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

INVESTMENT ADVISOR
Crowley & Crowley Corp.
3201-B Millcreek Road
Wilmington, DE 19808

DISTRIBUTOR
Crowley Securities
3201-B Millcreek Road
Wilmington, DE 19808

TRANSFER AGENT
Crowley Financial Group, Inc.
3201-B Millcreek Road
Wilmington, DE 19808

CUSTODIAN
Wilmington Trust Company
Rodney Square North
Wilmington, DE 19890

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

AUDITORS
Tait, Weller & Baker
Eight Penn Center
Suite 800
Philadelphia, PA 19102-1707

                        THE CROWLEY PORTFOLIO GROUP, INC.

                                     PART C
                                OTHER INFORMATION

Item 23.   EXHIBITS.
           (a)  Articles of Incorporation.
                Registrant's Articles of Incorporation dated August 14, 1989 are incorporated herein by reference to Item 24.(b)(1)(a) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the Securities and Exchange Commission ("SEC") on April 1, 1996.

                (1)  (AUTHORIZATION/CLASSIFICATION OF "THE CROWLEY
DIVERSIFIED MANAGEMENT PORTFOLIO").
                     Articles Supplementary dated March 16, 1995 as
filed with the Maryland State Department of Assessments and Taxation on March 22, 1995 are incorporated herein by reference to Item 24.(b)(1)(b) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

                (2) (CHANGE OF NAME OF "THE CROWLEY GROWTH PORTFOLIO" AS "THE CROWLEY GROWTH AND INCOME PORTFOLIO").
                     Articles of Amendment dated March 7, 1996 to the Registrant's Articles of Incorporation dated August 14, 1989 as filed with the Maryland State Department of Assessments and Taxation on March 29, 1996 are incorporated herein by reference to Item 24.(b)(c) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

                (3)  (CHANGE OF ADDRESS OF RESIDENT AGENT).
                     Change of Address of Resident Agent effective
November 12, 1997 as filed with the Maryland Department of Assessments and Taxation is filed herewith as Exhibit EX-99.a.1.

                (4)  (DELETION OF THE CROWLEY GROWTH AND INCOME
PORTFOLIO/RECLASSIFICATION OF SHARES).
                     Articles Supplementary dated November 23, 1998 to the Registrant's Articles of Incorporation dated August 14, 1989 as filed with the Maryland Department of Assessments and Taxation on November 25, 1998 are filed herewith as Exhibit EX-99.a.2.

           (b)  By-Laws.
                By-Laws of the Registrant are incorporated herein by reference to Item 24.(b)(2) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

           (c)  Instruments Defining the Rights of Security Holders:
                (1)  Specimens.
                     a.   The Crowley Income Portfolio.
                          Specimen certificate is incorporated herein by
reference to Item 24.(b)(4)(b) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

                     b. The Crowley Diversified Management Portfolio. Specimen certificate is incorporated herein by reference to Item 24.(b)(4)(c) of Post-Effective Amendment No.
8/10 to the Registrant's Registration Statement on Form N-1A (File
Nos. 33-30975 and 811-5875) as filed with the Securities and Exchange Commission ("SEC") on April 1, 1996.

                (2)  Articles of Incorporation.
                     a.   Articles of Incorporation effective 8/15/89.
                          Article FIFTH;
                          Article SEVENTH; and
                          Article TENTH
                           - The Crowley Growth Portfolio and The Crowley Income
                             Portfolio.
                     b.   Articles Supplementary effective 3/22/95.
                          Article SECOND - The Crowley Diversified Management
                             Portfolio.
                     c.   Articles Supplementary effective 3/29/96.
                          Article FIRST - "The Crowley Growth and
                             Income Portfolio" (f/k/a "The Crowley Growth
                             Portfolio").
                     d.   Articles Supplementary effective 11/25/98.
                          Article FOURTH - The Crowley Growth and Income
                          Portfolio, The Crowley Diversified Management
                          Portfolio and The Crowley Income Portfolio.
                (3)  By-Laws.
                     a.   Article II, "Stockholders and Stock Certificates;"
                          Article III, "Meetings of Stockholders;"
                          Article IV, "Directors," Sections 2. and 4.;
                          Article X, "Dividends"; and
                          Article XII, "Notices."
           (d)  Investment Advisory Contracts.
                (1) Management Contract dated December 6, 1989 between Crowley & Crowley Corp. and the Registrant on behalf of The Crowley Income
Portfolio is incorporated   herein  by  reference  to  Item  24.(b)(5)(b)
of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.
                (2) Management Contract dated March 31, 1995 between Crowley & Crowley Corp. and the Registrant on behalf of The Crowley Diversified
Management Portfolio  is  incorporated   herein  by  reference  to  Item
24.(b)(5)(c) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

          (e) Underwriting or Distribution Contract Between the Registrant and a Principal Underwriter.

                (1) Distribution Agreement dated December 6, 1989 between Crowley Securities and the Registrant on behalf of The Crowley Income
Portfolio  is incorporated   herein  by  reference  to  Item  24.(b)(6)(b)  of
Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.
                (2) Distribution Agreement dated March 31, 1995 between Crowley Securities and the Registrant on behalf of The Crowley Diversified
Management Portfolio  is  incorporated   herein  by  reference  to  Item
24.(b)(6)(c) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

                (3) FORM OF Selling Dealer Agreement between Crowley Securities and Selected Dealers is incorporated herein by reference to Item 24.(b)(6)(d) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

        (f)  Bonus of Profit Sharing Contracts.
             Not Applicable.

        (g)  Custodian Agreements.
             (1) Custodian Agreement dated November 29, 1989 between the Registrant and Wilmington Trust Company on behalf of The Crowley Income Portfolio is incorporated herein by reference to Item 24.(b)(8)(b) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.
             (2) Custodian Agreement dated March 31, 1995 between the Registrant and Wilmington Trust Company on behalf of The Crowley Diversified Management Portfolio is incorporated herein by reference to Item 24.(b)(8)(c) to Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.
       (h)  Other Material Contracts.
            (1) Shareholder Services Agreement dated August 1, 1993 between the Registrant and The Crowley Financial Group, Inc. (the "Agreement") on behalf of The Crowley Growth and Income Portfolio (f/k/a "The Crowley Growth Portfolio") and The Crowley Income Portfolio is incorporated herein by reference to Item 24.(b)(9)(a) to Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

                (a) Amendment I dated March 31, 1995 to the Agreement on behalf of The Crowley Diversified Management Portfolio is incorporated herein by reference to Item 24.(b)(9)(b) of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

      .         (b)  Amendment II dated [*BCROWLEY TO PROVIDE*] to the Agreement regarding the deletion of The Crowley Growth and Income Portfolio to the Agreement is filed herewith as Exhibit EX-99.h.

       (i)  Opinion and Consent of Counsel.
            Opinion of Stradley, Ronon, Stevens & Young, LLP dated March 29,1999 is herein incorporated by reference to Item 23.(i) of Post-Effective Amendment No. 12/14 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on March 30, 1999.

       (j)  Other Opinions and Consents.
            Consent of Tait, Weller & Baker, Independent Public Accountants dated January ___, 2000 is filed herewith as Exhibit EX-99.j.

       (k)  Omitted Financial Statements.
            Not Applicable.

       (l)  Initial Capital Agreements.
            (a) Letter of Initial Capital dated December 1, 1989 from William O. and Elynor K. Cregar is incorporated herein by reference to Item 24.(b)13 of Post-Effective Amendment No. 8/10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-30975 and 811-5875) as filed with the SEC on April 1, 1996.

       (m)  Rule 12b-1 Plan.
            Not Applicable.

       (n)  Rule 18f-3 Plan.
            Not Applicable.

       (o)  Reserved.

       (p)  Code of Ethics.


Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           THE FUND.
           None.

Item 25.   INDEMNIFICATION.
           Under the terms of the Maryland General Corporation Law and Article EIGHTH of the Registrant's Articles of Incorporation, the Registrant shall indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

           (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings; or
           (ii) if the required quorum is not obtainable or if a quorum of such Directors so directs, by independent legal counsel in a written opinion.

           No indemnification will be provided by the Registrant to any Director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

           As permitted by Article EIGHTH of the Registrant's Articles of Incorporation dated August 14, 1989:

                (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

                (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Item 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.
           The principal business of Crowley & Crowley Corp. is to provide investment counsel and advice to individual investors.

Item 27.   PRINCIPAL UNDERWRITERS.
           (a) Crowley Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment Advisor to any other investment company.

           (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 20 of Part B:

Name and Principal     Positions and Offices   Position and Offices
Business Address       with Underwriter        with Fund

Robert A. Crowley      General Partner
3201-B Millcreek Road
Suite H
Wilmington, DE  19808

Frederick J. Crowley,  General Partner         Vice President
Jr.
3201-B Millcreek Road
Suite H
Wilmington, DE  19808


(c)   Not Applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS.
           All records described in Section 31(a) [15 U.S.C.
80a-30(a)] of the Investment Company Act of 1940, as amended, and the Rules under that Section, are maintained by the Registrant's Investment Advisor, Crowley & Crowley Corp., except for those maintained by the Registrant's custodian, Wilmington Trust Company, Rodney Square North, Wilmington, DE 19890, and the Registrant's administrator, transfer, redemption, dividend disbursing and accounting agent, The Crowley Financial Group, Inc.

Item 29.   MANAGEMENT SERVICES.
           All management services are covered in the management agreement between the Registrant and Crowley & Crowley Corp., as discussed in Parts A and B.

Item 30.   UNDERTAKINGS.
           (1) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (2) Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders, as directed by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington and State of Delaware on the 25th day of February, 2000.


                               THE CROWLEY PORTFOLIO GROUP, INC.


                               By: /S/ ROBERT A. CROWLEY
                                       Robert A.  Crowley, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

      Signature                     Title                     Date



/S/ ROBERT A. CROLWEY            President, Treasurer         February 25, 2000
Robert A. Crowley                and Director


/S/ FREDERICK J. CROWLEY, JR.    Vice President, Secretary    February 25, 2000
Frederick J. Crowley,            and Director
Jr.

/S/ WILLIAM O. CREGAR            Director                     February 25, 2000
William O. Cregar


/S/ BRUCE A. HUMPHRIES           Director                     February 14, 2000
Bruce A. Humphries


/S/ DANIEL J. PISCITELLO         Director                     February 14, 2000
Daniel J. Piscitello


/S/ PETER VEENEMA                Director                     February 14, 2000
Peter Veenema

                                  EXHIBIT INDEX

EX-99.a.1.      Change of Resident Agent effective November 12, 1987.
EX-99.a.2.      Articles of Amendment dated November 23, 1998.
EX-99.h.        Amendment II dated ____________ to the Shareholder Services
                Agreement.
EX-99.j.        Consent of Tait, Weller & Baker, Independent Public Accountants
                dated February 29, 2000.